UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2012

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 5, 2012, Tesla Motors, Inc. (the “Company”) entered into a compensatory arrangement with George Blankenship, the Company’s Vice President, World Wide Sales & Ownership Experience, pursuant to which Mr. Blankenship will receive a commission of $15.00 for each Model S delivered to customers in the 2012 calendar year. Commission payments will be paid on a monthly basis. A copy of Mr. Blankenship’s 2012 Model S Sales Commission Plan is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On and effective June 6, 2012, the Board of Directors of the Company approved an amendment and restatement to the Company’s bylaws (the “Bylaws”). The amendment and restatement made the following changes to the Bylaws:

•	added language to allow the Board of Directors to act by a vote of non-disqualified or non-abstaining directors, whether or not such voting directors constitutes a quorum (Section 3.8); and

•

added language to allow committees designated by the Board of Directors to act by a vote of non-disqualified or non-abstaining committee members, whether or not such voting committee members constitutes a quorum (Section 4.1).

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following two proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class II directors at the Annual Meeting to serve on the Company’s Board of Directors for a term of three years or until their respective successors are duly elected and qualified.

	For	Withheld	Broker Non-Vote
Antonio J. Gracias	78,373,601	2,094,514	11,498,803
Kimbal Musk	79,558,525	909,590	11,498,803

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2012, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
91,293,046	464,996	208,876	-0-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Tesla Motors, Inc.

10.1	2012 Model S Sales Commission Plan between Tesla Motors, Inc. and George Blankenship

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
Deepak Ahuja Chief Financial Officer

Date: June 8, 2012